Deferred expenses	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Deferred expenses
27 Deferred expenses

	2020	2019

DPAC for insurance contracts and investment contracts with discretionary participation features	8,253	9,974

Deferred cost of reinsurance	141	389

Deferred transaction costs for investment management services	404	442
At December 31	8,799	10,806

Current	679	884
Non-current	8,120	9,921

	2020			2019
		Deferred	Deferred		Deferred	Deferred
		costs of	transaction		costs of	transaction
	DPAC	reinsurance	costs	DPAC	reinsurance	costs

At January 1	9,974	389	442	10,461	23	431

Costs deferred during the year	725	(4)	20	807	360	24

Amortization through income statement	(753)	(24)	(23)	(754)	17	(22)

Shadow accounting adjustments	(950)	(17)	-	(659)	(11)	-

Impairments	-	-	-	(65)	-	-

Net exchange differences	(739)	(1)	(36)	223	-	9

Disposal of Group Assets	-	-	-	(35)	-	-

Other	(4)	(202)	-	(5)	-	-
At December 31	8,253	141	404	9,974	389	442
In December 2019, Aegon the Netherlands entered into a longevity reinsurance contract with Canada Life Reinsurance. The contract reinsures a specified portfolio of insurance contracts against possible future mortality developments. The reinsurer will pay benefits as long as the participants live and receive fixed payments from Aegon the Netherlands. A deferred cost of reinsurance of EUR 360 million was recognized with regard to this reinsurance contract, which will be amortized over the duration of the underlying insurance contracts.
In 2020, a model change and updated parameters regarding education and mortality experience factors in Aegon the Netherlands led to a decrease in the deferred cost of reinsurance of EUR 214 million, which is included in the line Other.